SUPPLEMENTAL AGREEMENT NO. 17

to

PURCHASE AGREEMENT NO. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 17 (SA-17), entered into as of June 3, 2022, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:
WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011 (as amended and supplemented, Purchase Agreement) relating to the purchase and sale of Boeing model 737-8 (737-8 Aircraft) and model 737-7 aircraft (737-7 Aircraft) (737-8 Aircraft and 737-7 Aircraft collectively, the “Aircraft”). This SA-17 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement; and
WHEREAS, Customer and Boeing agree to incorporate into the Remarket Aircraft documents the amendments and additions to certain Letter Agreements and Exhibits provided in this SA-17.

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised or added by this SA-17 and is identified by “SA-17”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.
[***] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private or confidential.

SWA-PA-03729	1	SA-17
BOEING PROPRIETARY

2.TABLES.

There are no changes to the Tables as a result of this SA-17.

3.LETTER AGREEMENTS.

3.1.Letter Agreement No. SWA-PA-03729-LA-2100594 entitled 737-8 Remarket Aircraft, is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2100594R1.

3.2.Letter Agreement No. SWA-PA-03729-LA-2100700 entitled Remarket Aircraft – Open Matters, is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2100700R1 entitled Remarket Aircraft – Configuration Matters.

4.EXHIBITS.
4.1.New Exhibit A-3, “Supplemental Aircraft Delivery Configuration”, is attached hereto and incorporated into the Purchase Agreement by this reference, containing the aircraft configuration for the modified Remarket Aircraft.

4.2.The Exhibit B-1, “Remarket Aircraft Technical Acceptance and Delivery Requirements and Responsibilities” is hereby deleted in its entirety and replaced by a new Exhibit B-1 (identified by “SA-17”) attached hereto and incorporated into the Purchase Agreement by reference.

5.[***] IMPACT.

There are no impacts to [***] as a result of this SA-17.

The Purchase Agreement is amended and supplemented to the extent herein provided and as so amended and supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/Carson J. May	By: /s/ Chris Monroe

Name: Carson J. May	Name: Chris Monroe

Its: Attorney-In-Fact	Its: SVP Finance and Treasurer

SWA-PA-03729	2	SA-17
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-16
1B	737-7 Aircraft Information Table	SA-16
EXHIBIT
A1	737-8 Aircraft Configuration	SA-11
A2	737-7 Aircraft Configuration	SA-8
A-3	737-8 Remarket Aircraft Configuration	SA-17
B*	Aircraft Delivery Requirements and Responsibilities
B-1	Remarket Aircraft Technical	SA-17
Acceptance and Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables for 737-8	SA-7
BFE2	BFE Variables for 737-7	SA-8
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity

SWA-PA-03729		SA-17

BOEING PROPRIETARY

SLP1*	Service Life Policy Components
LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R3	Open Matters	SA-8
SWA-PA-03729-LA-1106464*	[***]
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467R2	[***]	SA-8
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R2	Substitute Aircraft	SA-12
SWA-PA-03729-LA-1106473R2	[***]	SA-12
SWA-PA-03729-LA-1106474R7	Option Aircraft	SA-16
SWA-PA-03729-LA-1106475R5	[***]	SA-14
SWA-PA-03729-LA-1106476R2	[***]	SA-8
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484R3	[***]	SA-16
SWA-PA-03729-LA-1106485*	[***]

SWA-PA-03729		SA-17

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1209080	[***]	SA-1
SWA-PA-03729-LA-1210419	[***]	SA-1
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R3	[***]	SA-6
SWA-PA-03729-LA-1301170R3	[***]	SA-12
SWA-PA-03729-LA-1400371	[***]	SA-7
SWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6
SWA-PA-03729-LA-1500831	[***]	SA-7
SWA-PA-03729-LA-1602486R1	[***]	SA-12
SWA-PA-03729-LA-2100594R1	737-8 Remarket Production Aircraft	SA-17
SWA-PA-03729-LA-2100700R1	737-8 Configuration Matters – Remarket Production Aircraft	SA-17
SWA-PA-03729-LA-2100811	[***]	SA-12
SWA-PA-03729-LA-2100812R1	[***]	SA-16
SWA-PA-03729-LA-2100813	[***]	SA-12
SWA-PA-03729-LA-2100814R1	[***]	SA-15
SWA-PA-03729-LA-2100819	[***]	SA-12
SWA-PA-03729-LA-2100825R1	[***]	SA-16
SWA-PA-03729-LA-2100841	[***]	SA-12
SWA-PA-03729-LA-2100984	[***]	SA-12
SWA-PA-03729-LA-2103755	2022/2023 Production Plan	SA-16
* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-17

BOEING PROPRIETARY

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	[***]	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	[***]	SA-2	Deleted under SA-4

SWA-PA-03729		SA-17

BOEING PROPRIETARY

SUPPLEMENTAL AIRCRAFT DELIVERY CONFIGURATION

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO

EXHIBIT A-3 to PURCHASE AGREEMENT
NUMBER PA-03729

BOEING PROPRIETARY

EXHIBIT A-3
SUPPLEMENTAL AIRCRAFT DELIVERY CONFIGURATION

DATED JUNE 3, 2022

relating to

BOEING MODEL 737-8 AIRCRAFT

The As-Built Configuration of the aircraft with effectivities of 1C691, 1C692-1C694, 1C511-1C513, and 1C514-1C517 (Aircraft) is described in Exhibit A-3. The “Delivery Configuration” of the Aircraft will be comprised of Exhibit A with incorporation of the Master Change Kits (MKs) of this Supplemental Configuration Exhibit A-3 listed below.
A “Delivery Detail Specification” will be provided describing the Delivery Configuration of the Aircraft comprised of Detail Specification D019A008SWA18P-5-(insert MSN: 60186, 60188, 60187, 60219, 60223, 60225, 60226, 60650, 60649, 60652, or 60653) (As-Built Configuration), as amended to incorporate the MKs listed below; including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will provide to Customer the Delivery Detail Specification. [***]

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
0110-000030	MAJOR MODEL 737 AIRPLANE	Accepted	Accepted	Accepted	Accepted
0110E131A08	MINOR MODEL 737-8 AIRPLANE	Accepted	Accepted	Accepted	Accepted
0160F303C15	AIRPLANE IDENTIFICATION INFORMATION - TCI/ROJ - 1C511	-	-	Accepted	-
0160F350A37	AIRPLANE IDENTIFICATION INFORMATION - CDX/ROJ - 1C691	Accepted	-	-	-
0160F350B74	AIRPLANE IDENTIFICATION INFORMATION - CDX/ROJ - 1C692	-	Accepted	-	-
0160F350F09	RR 97283-24 - AIRPLANE IDENTIFICATION NUMBERS - CDX/ROJ - 1C691	Accepted	-	-	-
0160F351A40	AIRPLANE IDENTIFICATION INFORMATION - ROJ - 1C514	-	-	-	Accepted
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	Accepted	Accepted	Accepted	Accepted
0170B871A31	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD (BASELINE)	Accepted	Accepted	Accepted	Accepted
0170D387A08	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	Accepted	Accepted	Accepted	Accepted
0170D837A13	FLEXIBLE CERTIFICATION	Accepted	Accepted	Accepted	Accepted
0170E432100	PC - FORWARD COMPLEX - ADVANCED LAVATORY WITH MINIMUM GALLEY CAPACITY AND WITHOUT CURTAIN AND CURTAIN TRACK - 737 BOEING SKY INTERIOR	Accepted	Accepted	Accepted	Accepted
0170E432101	PC - LAVATORY AFT COMPLEX - TWO ADVANCED LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS AND NO CURTAIN AND CURTAIN TRACK	Accepted	Accepted	Accepted	Accepted
0170E516A14	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	Accepted	Accepted	Accepted	Accepted
0170E526A94	LAVATORY AFT COMPLEX - TWO ADVANCED LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS	Accepted	Accepted	Accepted	Accepted
0170E568H37	FLIGHT COMPARTMENT - ONE OBSERVER WITH 2-BTP FIRE EXTINGUISHER	Accepted	Accepted	Accepted	Accepted
0170E656A04	AIRFRAME - 737-8	Accepted	Accepted	Accepted	Accepted
0170E806A23	CARGO LINERS- HEAVY DUTY - FORWARD	Accepted	Accepted	Accepted	Accepted
0170E806A26	CARGO LINERS- HEAVY DUTY- AFT	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
0170E895B97	FORWARD COMPLEX - ADVANCED LAVATORY WITH MINIMUM GALLEY CAPACITY - BOEING SKY INTERIOR	Accepted	Accepted	Accepted	Accepted
0220E684A09	TYPE CERTIFICATE & CERTIFICATE OF AIRWORTHINESS	Accepted	Accepted	Accepted	Accepted
0220F350K72	MP - TYPE CERTIFICATE & CERTIFICATE OF AIRWORTHINESS - REVISE COUNTRY OF REGISTRATION AND OPERATION - USA IN LIEU OF INDIA	Accepted	Accepted	Accepted	Accepted
0221-000026	TAKEOFF AND LANDING WITH TAILWIND UP TO 15 KNOTS	Accepted	Accepted	Accepted	Accepted
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	Accepted	Accepted	Accepted	Accepted
0221C483C66	ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION	Accepted	Accepted	Accepted	Accepted
0224E173A44	EXTENDED OPERATIONS (ETOPS) - APU ON DEMAND	Accepted	Accepted	Accepted	Accepted
0226-000007	CATEGORY IIIA AUTOMATIC APPROACH AND LANDING	Accepted	Accepted	Accepted	Accepted
0226C594A32	GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY - ACTIVATION	Accepted	Accepted	Accepted	Accepted
0228E437G77	AIRPLANE FLIGHT MANUAL	Accepted	Accepted	Accepted	Accepted
0252B299A36	INSTRUMENTATION, AIRPLANE MANUALS AND FUEL MEASURING STICKS IN METRIC UNITS - TEMPERATURE IN DEGREES CELSIUS	Accepted	Accepted	Accepted	Accepted
0253F288A03	MP - BUYER FURNISHED EQUIPMENT - PROCUREMENT REVISION - SPE TO BFE	Accepted	Accepted	-	-
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	Accepted	Accepted	Accepted	Accepted
0315E591E95	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHTS	Accepted	Rejected	Accepted	Accepted
0315F214J32	RR 97283-23 - OPERATIONAL WEIGHTS - REVISION - DECREASE MLW, MTOW, AND MZFW - 1C691	Accepted	-	-	-
0315F263A22	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHTS	-	Accepted	-	-
0315F263A26	MP - CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHTS - REVISION	-	Accepted	-	-

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
0315F802A76	RR 97029-284 - OPERATIONAL WEIGHTS - REVISION - INCREASE OPERATIONAL WEIGHTS	Accepted	Accepted	Rejected	-
0352-000002	CUSTOMIZED LOADING SCHEDULE FOR WEIGHT & BALANCE CONTROL - ALIGNMENT CHART LOADING	Accepted	Accepted	Accepted	Accepted
0352F816A42	RR 97029-295 - DELETION OF CUSTOMIZED LOADING SCHEDULE FOR WEIGHT AND BALANCE CONTROL - ALIGNMENT CHART LOADING	Accepted	Accepted	Accepted	Accepted
1110E432048	EXTERIOR NON-REGULATORY MARKINGS	Accepted	Accepted	Accepted	Accepted
1110E432049	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	Accepted	Accepted	Accepted	Accepted
1110F802A71	RR 97029-283 - EXTERIOR COLOR SCHEMES AND MARKINGS - REPLACEMENT - SOUTHWEST AIRLINES WINGLETS IN LIEU OF EXISTING	Accepted	Accepted	-	-
1110F802A82	RR 97029-285 - EXTERIOR COLOR SCHEMES AND MARKINGS -REPLACEMENT - SOUTHWEST AIRLINES ETOPS LIVERY IN LIEU OF SPICE JET AIR LIVERY - SWA - SAME LIVERY AS SWA 1A070	Accepted	Accepted	Accepted	Accepted
1110F802A86	RR 97029-283 - EXTERIOR COLOR SCHEMES AND MARKINGS - REPLACEMENT - SOUTHWEST AIRLINES WINGLETS IN LIEU OF EXISTING	-	-	Accepted	Accepted
1130E432053	INTERIOR PLACARDS AND MARKERS	Accepted	Accepted	Accepted	Accepted
1130E559D12	CARGO COMPARTMENT PLACARDS	Accepted	Accepted	Accepted	Accepted
1130E666A17	REGISTRY PLACARD	Accepted	Rejected	Accepted	Rejected
1130E970B73	LIGHTED SIGNS	Accepted	Accepted	Accepted	Accepted
1130F211A25	PRR 3M0179 - 737 MAX OWNERSHIP PLACARD IMPRINTING PRODUCTION IMPROVEMENT	-	Accepted	-	Accepted
1130F211A26	PRR 3M0179 - 737 MAX REGISTRY PLACARD IMPRINTING PRODUCTION IMPROVEMENT	-	Accepted	-	Accepted
1130F214J42	RR 97260-22 - REVISE OWNERSHIP PLACARDS - 1C511	-	-	Accepted	-
1130F303C16	OWNERSHIP PLACARDS	-	-	Accepted	-

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
1130F350A38	OWNERSHIP PLACARDS	Accepted	-	-	-
1130F350L12	RR 97029-292 - DELETION - OWNERSHIP & REGISTRY PLACARDS - ENGINES, FLIGHT DECK, ENTRY DOOR SILL, AND REGISTRY	-	Accepted	-	-
1130F350L13	RR 97029-291 - DELETION - OWNERSHIP & REGISTRY PLACARDS - ENGINES, FLIGHT DECK, ENTRY DOOR SILL, AND REGISTRY	Accepted	-	-	-
1130F424A01	OWNERSHIP PLACARD - AUXILIARY POWER UNIT (APU)	-	Canceled	-	Accepted
1130F424A02	OWNERSHIP PLACARD - ENGINES	-	Accepted	-	Accepted
1130F424A03	OWNERSHIP PLACARD - FLIGHT COMPARTMENT	-	Accepted	-	Accepted
1130F424A04	OWNERSHIP PLACARD - FORWARD LH OVERHEAD DOOR SILL	-	Accepted	-	Accepted
1130F424A05	REGISTRY PLACARD	-	Accepted	-	Accepted
1130F802A78	RR 97029-287 - DELETION - OWNERSHIP & REGISTRY PLACARDS- ENGINES, APU, FLIGHT DECK, ENTRY DOOR SILL, AND REGISTRY	-	-	Accepted	-
1130F802A80	RR 97029-289 - DELETION - OWNERSHIP & REGISTRY PLACARDS- ENGINES, APU, FLIGHT DECK, ENTRY DOOR SILL, AND REGISTRY	-	-	-	Accepted
2103D839A04	AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - INSTALLATION	Accepted	Accepted	Accepted	Accepted
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	Accepted	Accepted	Accepted	Accepted
2130-000012	350 FPM CABIN PRESSURE DESCENT RATE	Accepted	Accepted	Accepted	Accepted
2158D839A20	ELECTRONIC RACK COOLING SYSTEM - ENHANCED E6 RACK	Accepted	Accepted	Accepted	Accepted
2160C703A76	CABIN TEMPERATURE CONTROL SYSTEM WITH ATTENDANT PANEL ADJUSTMENT CAPABILITY - 737 BOEING SKY INTERIOR	Accepted	Accepted	Accepted	Accepted
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	Accepted	Accepted	Accepted	Accepted
2210-000124	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE HEADING SELECT	Accepted	Accepted	Accepted	Accepted
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	Accepted	Accepted	Accepted	Accepted
2210-000130	AUTOFLIGHT - AIRSPEED DEVIATION WARNING	Accepted	Accepted	Accepted	Accepted
2210-000143	AUTOFLIGHT - ALTITUDE ALERT - 200/900 FEET	Accepted	Accepted	Accepted	Accepted
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	Accepted	Accepted	Accepted	Accepted
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	Accepted	Accepted	Accepted	Accepted
2310B401A33	COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TUNING PANELS CAPABLE OF TWO HF SYSTEMS AND THREE VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2311B401A05	HF COMMUNICATIONS - COMPLETE PROVISIONS FOR THE SECOND HF SYSTEM	Accepted	Accepted	Accepted	Accepted
2311B401A38	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF SINGLE COLLINS AEROSPACE HF VOICE/DATA TRANSCEIVER - P/N 822-0990-004 - AND DIGITAL HF COUPLER - P/N 822-0987-004 BFE/SPE	Accepted	Accepted	Accepted	Accepted
2312-000703	VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SPACING	Accepted	Accepted	Accepted	Accepted
2312B401A87	VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE COLLINS AEROSPACE ARINC 750 VHF-2100 TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 822-1287-101 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2315E516A58	SATCOM - PARTIAL WIRING AND MOUNTING PROVISIONS - L-BAND FLIGHT DECK CONNECTIVITY USING INMARSAT SB200 OR IRIDIUM CERTUS	Accepted	Accepted	-	-

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
2315F197A45	MP - SATCOM - INSTALLATION OF PARTIAL WIRING AND MOUNTING PROVISIONS - L-BAND FLIGHT DECK CONNECTIVITY USING INMARSAT SB200 OR IRIDIUM CERTUS	Accepted	Accepted	-	-
2321-000063	SELCAL - ANNUNCIATION ON AUDIO SELECTOR PANELS	Accepted	Accepted	Accepted	Accepted
2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2322C939A06	COMMUNICATIONS MANAGEMENT UNIT (CMU) - DATA LINK RECORDING ACTIVATION	Accepted	Accepted	Accepted	Accepted
2322D347A73	CMU - INSTALLATION OF ROCKWELL COLLINS ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 822-1239-151 - BFE / SPE	Accepted	Accepted	Accepted	Accepted
2322E516A28	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	Accepted	Accepted	Accepted	Accepted
2324D197A18	EMERGENCY LOCATOR TRANSMITTER (ELT) - ACR ELECTRONICS AUTOMATIC FIXED - WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - WITH ANTENNA P/N 110-337 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2324E706G43	MP - LOW FREQUENCY UNDERWATER LOCATOR DEVICE (LF-ULD) - 8.8 KHZ - INSTALLATION	Accepted	Accepted	Accepted	Accepted
2324E773A11	LOW FREQUENCY UNDERWATER LOCATOR DEVICE - 8.8 KHZ	Accepted	Accepted	Accepted	Accepted
2331-000558	PA MIC INSTALLATION IN FLIGHT DECK AT AFT END OF AISLESTAND	Accepted	Accepted	Accepted	Accepted
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - COLLINS AEROSPACE AMPLIFIER - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2331B754B17	PASSENGER ADDRESS (PA) SYSTEM - PA-IN-USE INDICATOR IN THE FLIGHT DECK	Accepted	Accepted	Accepted	Accepted
2331E097A10	PRAM/BMM SYSTEM - PANASONIC - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS - INSTALLATION - 3 VHF/2 HF	Accepted	Accepted	Accepted	Accepted
2351-000034	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2351-000036	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2351-000043	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - THREE POSITION WITH DETENT IN INTERPHONE POSITION	Accepted	Accepted	Accepted	Accepted
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	Accepted	Accepted	Accepted	Accepted
2371A083A49	VOICE RECORDER MICROPHONE/MONITOR PANEL WIRING - BULK ERASE FUNCTION DISABLED	Accepted	Accepted	Accepted	Accepted
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	Accepted	Accepted	Accepted	Accepted
2371B696P48	COCKPIT VOICE RECORDER - MANUAL(ON) / AUTO(OFF) SWITCH INSTALLATION COMPATIBLE WITH CVR RECORDER INDEPENDENT POWER SUPPLY (RIPS) INSTALLATION	Accepted	Accepted	Accepted	Accepted
2371E716A13	VOICE RECORDER AND MICROPHONE/MONITOR - L-3 AVIATION PRODUCTS - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 2100-1925-22 & P/N S152-0020-01 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2371F816A45	RR 97029-286 - REPLACE COCKPIT VOICE RECORDER (CVR), CVR CONTROL PANEL, AND DIGITAL FLIGHT DATA RECORDER (DFDR)	-	-	Accepted	Accepted
2371F816A48	RR 97029-294 - REPLACE COCKPIT VOICE RECORDER (CVR), CVR CONTROL PANEL, AND DIGITAL FLIGHT DATA RECORDER (DFDR) - BFE	Accepted	Accepted	-	-

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
2375E526A61	FLIGHT DECK ENTRY VIDEO SURVEILLANCE SYSTEM - PARTIAL PROVISIONS FOR THREE-CAMERA SYSTEMS - MDS INTERFACE	Accepted	Accepted	Accepted	Accepted
2375E526A63	FLIGHT DECK ENTRY VIDEO SURVEILLANCE SYSTEM - INSTALLATION INTO PARTIAL PROVISIONS - MDS INTERFACE - COLLINS AEROSPACE - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2375E861K81	MP - VIDEO SURVEILLANCE SYSTEM - REVISION - GOODRICH IN LIEU OF AD AEROSPACE SYSTEM - GOODRICH - SPE	Accepted	Accepted	Accepted	Accepted
2451B815K32	POWER DISTRIBUTION - WIRING INSTALLATION FOR ADDITIONAL CAPACITY	Accepted	Accepted	Accepted	Accepted
2520E432055	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	Accepted	Accepted	Accepted	Accepted
2520F158A43	INTERIOR COLOR AND MATERIAL - CUSTOM - ATTENDANT SEAT UPHOLSTERY AND SEAT BELT	Accepted	Accepted	Accepted	Accepted
2520F158A44	MP - INTERIOR COLOR AND MATERIAL - REVISION - ATTENDANT SEAT UPHOLSTERY AND SEAT BELT	Accepted	Accepted	Accepted	Accepted
2523E432056	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	Accepted	Accepted	Accepted	Accepted
2524E432058	FORWARD LEFT HAND FULL HEIGHT WINDSCREEN WITH STOWAGE UNIT - BOEING SKY INTERIOR	Accepted	Accepted	Accepted	Accepted
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	Accepted	Accepted	Accepted	Accepted
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	Accepted	Accepted	Accepted	Accepted
2525F198C28	MP - PASSENGER COMPARTMENT SEATS - REPLACEMENT - RECARO IN LIEU OF LIFT BY ENCORE - SPE	Accepted	Accepted	Accepted	Accepted
2525F198D47	ECONOMY CLASS SEATS - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2525F198D48	MP - PASSENGER SEATS - REVISION - ROW 4, RIGHT HAND, PREMIUM ECONOMY IN LIEU OF ECONOMY - SPE	Accepted	Accepted	Accepted	Accepted
2525F288A13	MP - PASSENGER COMPARTMENT SEATS - PROCUREMENT - REVISION - SPE TO BFE	Accepted	Accepted	-	-

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
2527F198D45	FLOOR COVERING - CARPET - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2527F198D46	MP - FLOOR COVERING - INSTALLATION - CARPET - MOHAWK - SPE	Accepted	Accepted	Accepted	Accepted
2528E432061	OVERHEAD STOWAGE BINS - 737 BOEING SKY INTERIOR	Accepted	Accepted	Accepted	Accepted
2528E432066	CHECKLIST HOLDER INSTALLATION - LAVATORIES A, D AND E	Accepted	Accepted	Accepted	Accepted
2528E934H13	LITERATURE POCKET - 787 STYLE	Accepted	Accepted	Accepted	Accepted
2530E432067	GALLEY PART NUMBERS - STANDARD EFFORT - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2530F198B83	GALLEY INSERT PART NUMBERS - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2530F198B84	MP - GALLEY INSERTS - REPLACEMENT - WATER BOILER - ZODIAC - SPE	Accepted	Accepted	Accepted	Accepted
2540E432069	LA ADVANCED LAVATORY 2.0 SELECTABLES	Accepted	Accepted	Accepted	Accepted
2540E432070	LD ADVANCED LAVATORY 2.0 SELECTABLES	Accepted	Accepted	Accepted	Accepted
2540E432071	LE ADVANCED LAVATORY 2.0 SELECTABLES	Accepted	Accepted	Accepted	Accepted
2560B693L40	FLASHLIGHTS WITH SHIELDS, TWO - FLIGHT DECK - DME - LED - P/N P2-07-0015-002 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2560E097A48	PROTECTIVE GLOVES - FLIGHT DECK - TIGHITCO - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2560E526B32	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SECOND OBSERVERS SEAT STANCHIONS - COLLINS AEROSPACE - P/N E28180-20-0006 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2560F197A06	CREW LIFE VESTS - FLIGHT DECK, NO SECOND OBSERVER - SWITLIK P/N S-61850-7409-SPJ112 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
2560F197A07	MP - CREW LIFE VESTS - REPLACEMENT - FLIGHT DECK, NO SECOND OBSERVER - SWITLIK P/N S-61850-7409-SPJ112 IN LIEU OF EASTERN AERO MARINE P/N P01074-101WC - SPE	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
2560F197A40	MP - PROTECTIVE BREATHING EQUIPMENT - REPLACEMENT - SECOND OBSERVER'S SEAT STANCHIONS - B E AEROSPACE SYSTEMS GMBH - P/N E28180-20-0006 IN LIEU OF BE AEROSPACE - P/N 119003-21 - SPE	Accepted	Accepted	Accepted	Accepted
2562F198D76	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	Accepted	Accepted	Accepted	Accepted
2562F198D81	MP - OVERWATER EMERGENCY EQUIPMENT - REPLACEMENT - PORTABLE ELT AND BRACKET - HONEYWELL - SPE	-	-	Accepted	Accepted
2562F198D82	MP - OVERWATER EMERGENCY EQUIPMENT - REPLACEMENT - PORTABLE ELT AND BRACKET - HONEYWELL - BFE	Accepted	Accepted	-	-
2564E432204	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	Accepted	Accepted	Accepted	Accepted
2622E088A14	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINE BOTTLES	Accepted	Accepted	Accepted	Accepted
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	Accepted	Accepted	Accepted	Accepted
2841-000011	FUEL QUANTITY PRESELECT CAPABILITY ON RIGHT WING FUELING PANEL	Accepted	Accepted	Accepted	Accepted
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	Accepted	Accepted	Accepted	Accepted
2912E704A20	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) - S276A100	Accepted	Accepted	Accepted	Accepted
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	Accepted	Accepted	Accepted	Accepted
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
3131E103A15	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CATIIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY - ONS - SFE	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
3131E716A09	DIGITAL FLIGHT DATA RECORDER (DFDR) - L-3 AVIATION PRODUCTS - 1024 WORD PER SECOND MAXIMUM DATA RATE P/N 2100-4945-22 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
3133-000123	ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	Accepted	Accepted	Accepted	Accepted
3133E568J10	MULTI-INPUT PRINTER -ARINC 740 - ASTRONOVA - P/N 42907100 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
3133F183C90	MP - FLIGHT COMPARTMENT PRINTER - PROCUREMENT REVISION - BFE TO SPE	-	-	-	Accepted
3133F197A31	MP - MULTI-INPUT PRINTER - ARINC 740 - INSTALLATION INTO PARTIAL PROVISIONS - ASTRONOVA - P/N 42907100 - BFE	Accepted	Accepted	Accepted	Accepted
3133F288A02	MP - FLIGHT COMPARTMENT PRINTER - PROCUREMENT - REVISION - BFE TO SPE	Accepted	Accepted	-	-
3135E526B33	ONBOARD NETWORK SYSTEM - QUICK ACCESS RECORDER - DAR OUTPUT	Accepted	Accepted	Accepted	Accepted
3161-000070	ENGINE OIL QUANTITY DISPLAY - QUARTS - ENGINE DISPLAY	Accepted	Accepted	Accepted	Accepted
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	Accepted	Accepted	Accepted	Accepted
3161E568A38	CDS - FUEL QUANTITY DISPLAY WITH NUMERIC READOUT ONLY - ENABLE	Accepted	Accepted	Accepted	Accepted
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	Accepted	Accepted	Accepted	Accepted
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	Accepted	Accepted	Accepted	Accepted
3162-000028	RADIO ALTITUDE - BELOW ADI	Accepted	Accepted	Accepted	Accepted
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	Accepted	Accepted	Accepted	Accepted
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	Accepted	Accepted	Accepted	Accepted
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	Accepted	Accepted	Accepted	Accepted
3162-000044	TCAS RESOLUTION ADVISORY - VSI	Accepted	Accepted	Accepted	Accepted
3162-000046	SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	Accepted	Accepted	Accepted	Accepted
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	Accepted	Accepted	Accepted	Accepted
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	Accepted	Accepted	Accepted	Accepted
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	Accepted	Accepted	Accepted	Accepted
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	Accepted	Accepted	Accepted	Accepted
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	Accepted	Accepted	Accepted	Accepted
3162-000355	V1 AURAL CALLOUT - FLIGHT DECK	Accepted	Accepted	Accepted	Accepted
3162A627A32	SOFTWARE ACTIVATION - DOUBLE DERATE INDICATION - ENABLE	Accepted	Accepted	Accepted	Accepted
3162A627A38	CDS - SOFTWARE ACTIVATION - HORIZON LINE HEADING SCALE - ENABLE	Accepted	Accepted	Accepted	Accepted
3162A627A42	CDS - SOFTWARE ACTIVATION - REF FLAP/SPEED ANNUNCIATION - ENABLE	Accepted	Accepted	Accepted	Accepted
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	Accepted	Accepted	Accepted	Accepted
3162E967A02	RSAT - SPEEDBRAKE WARNING	Accepted	Accepted	Accepted	Accepted
3244-000009	PARKING BRAKE WARNING LIGHT - NOSE LANDING GEAR AREA	Accepted	Accepted	Accepted	Accepted
3245B290A77	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - COLLINS AEROSPACE - INSTALLATION WITH SFE 12 PR, 235 MPH RATED RADIAL TIRES	Accepted	Accepted	Accepted	Accepted
3245B290A92	BRAKES - CARBON - COLLINS AEROSPACE	Accepted	Accepted	Accepted	Accepted
3245F216A01	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH 32 PR, 235 MPH RADIAL TIRES	Accepted	Accepted	Accepted	Accepted
3245F216A02	MP - WHEELS, TIRES AND BRAKES - REPLACEMENT - MAIN LANDING GEAR - WHEELS AND TIRES FOR CARBON BRAKES - GOODRICH - MAX9 WHEELS AND 32-PR TIRES IN LIEU OF MAX8 WHEELS AND 30-PL TIRES	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
3245F802B24	RR 97029-293 - REPLACEMENT - WHEELS AND TIRES - MAIN AND NOSE LANDING GEAR WHEELS AND TIRES WITHOUT TPIS IN LIEU OF WHEELS AND TIRES WITH TPIS	Accepted	Accepted	Accepted	Accepted
3249E173A73	TIRE PRESSURE INDICATION SYSTEM - INSTALLATION	Accepted	Accepted	Accepted	Accepted
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	Accepted	Accepted	Accepted	Accepted
3324C195A05	NO SMOKING SIGN - SILK SCREENED SYMBOL	Accepted	Accepted	Accepted	Accepted
3350A704A19	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - PHOTOLUMINESCENT	Accepted	Accepted	Accepted	Accepted
3412E437F31	DUAL ELEMENT ASPIRATED TAT PROBE (FOR FMC) - INSTALLED IN A NON-ASPIRATED CONFIGURATION	Accepted	Accepted	Accepted	Accepted
3430F197A39	MP - MULTI-MODE RECEIVER (MMR) AND VOR/MARKER BEACON - REPLACEMENT - ROCKWELL COLLINS 3G MMR P/N 822-2532-100 IN LIEU OF EXISTING ROCKWELL COLLINS MMR P/N 822-1821-332 AND ROCKWELL COLLINS VOR/MARKER BEACON P/N 822-0297-001 - SPE	Accepted	Accepted	Accepted	Accepted
3430F211A42	PRR 3M8275-6S - ROCKWELL COLLINS AEROSPACE GLU-2100 MMR SOFTWARE UPDATE	-	-	Accepted	Accepted
3430F302B75	MP - SOFTWARE REPLACEMENT - 3G MULTI-MODE RECEIVER (3G MMR) - COLLINS AEROSPACE - P/N 822-2532-100 - BFE	Accepted	Accepted	-	-
3430F608A04	3G MULTI-MODE RECEIVER (3G MMR) - COLLINS AEROSPACE - P/N 822-2532-100 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
3431C175A06	NAVIGATION CONTROL PANEL (NCP) - GNSS LANDING SYSTEM (GLS) CAPABLE - GABLES - P/N G7501-01- BFE/SPE	Accepted	Accepted	Accepted	Accepted
3433C594A24	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - COLLINS AEROSPACE - P/N 822-0334-003 - BFE/SPE	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
3436D972A01	HEAD-UP DISPLAY (HUD) - PARTIAL PROVISIONS FOR SINGLE COLLINS AEROSPACE HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE	Accepted	Accepted	Accepted	Accepted
3436D972A02	HEAD-UP DISPLAY (HUD) - INSTALLATION OF SINGLE COLLINS AEROSPACE HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE - STC CERTIFIED - BFE/SPE	Accepted	Accepted	Accepted	Accepted
3443A065B18	SINGLE WEATHER RADAR CONTROL PANEL - WITH MULTISCAN FUNCTIONALITY - COLLINS AEROSPACE P/N 622-5129-802 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
3443E568A02	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND MULTISCAN CAPABILITY WITH V2.0 HAZARD DISPLAY FEATURES - COLLINS AEROSPACE WRP-2100A PROCESSOR P/N 822-3150-101 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
3445E724A21	TCAS SYSTEM - COLLINS AEROSPACE TCAS COMPUTER P/N 822-2911-002 - TCAS CHANGE 7.1 COMPLIANT - BFE/SPE	Accepted	Accepted	Accepted	Accepted
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	Accepted	Accepted	Accepted	Accepted
3446-000050	500 SMART CALLOUT	Accepted	Accepted	Accepted	Accepted
3446B693F93	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 2500, 1000, 500, 100, 50, 40, 30, 20, 10. APPROACHING MINIMUMS, MINIMUMS	Accepted	Accepted	Accepted	Accepted
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	Accepted	Accepted	Accepted	Accepted
3453E437A58	ATC SYSTEM - ROCKWELL COLLINS ATC TRANSPONDER P/N 822-1338-205 - ADS-B OUT DO-260B COMPLIANT - GABLES CONTROL PANEL P/N G6992-40 - BFE/SPE	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
3453F197A93	MP - AIR TRAFFIC CONTROL TRANSPONDER SYSTEM - REPLACEMENT - GABLES CONTROL PANEL P/N G6992-40 IN LIEU OF P/N G6992-02 - SPE	Accepted	Accepted	Accepted	Accepted
3455E717A12	DISTANCE MEASURING EQUIPMENT (DME) - COLLINS AEROSPACE INTERROGATOR P/N 822-2325-001 - BFE/SPE	Accepted	Accepted	Accepted	Accepted
3461A425A09	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - BOEING SUPPLIED	Accepted	Accepted	Accepted	Accepted
3461A425A33	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - RUNWAY DISTANCE REMAINING - FEET	Accepted	Accepted	Accepted	Accepted
3461A425A40	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- VERTICAL NAVIGATION PROFILE- "VNAV ALT"- ENABLE	Accepted	Accepted	Accepted	Accepted
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	Accepted	Accepted	Accepted	Accepted
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	Accepted	Accepted	Accepted	Accepted
3461B403A13	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTEGRATED APPROACH NAVIGATION (IAN)	Accepted	Accepted	Accepted	Accepted
3461C175A11	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	Accepted	Accepted	Accepted	Accepted
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	Accepted	Accepted	Accepted	Accepted
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	Accepted	Accepted	Accepted	Accepted
3511B873B97	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - COLLINS AEROSPACE - BFE/SPE	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
3511B873B98	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - COLLINS AEROSPACE - BFE/SPE	Accepted	Accepted	Accepted	Accepted
3811-000019	POTABLE WATER - SERVICEABLE TO 60 GALLONS	Accepted	Accepted	Accepted	Accepted
3812-000002	NO WATER QUANTITY GAUGE - WATER SERVICE PANEL	Accepted	Accepted	Accepted	Accepted
3832-000076	NO SENSOR FOULED LIGHT - COVER PLATE	Accepted	Accepted	Accepted	Accepted
3832-000078	NO WASTE QUANTITY GAUGE - COVER PLATE	Accepted	Accepted	Accepted	Accepted
3910F197A33	AFT ELECTRONICS PANEL ARRANGEMENT	Accepted	Accepted	Accepted	Accepted
3910F197A34	MP - AFT ELECTRONICS PANEL - REVISION	Accepted	Accepted	Accepted	Accepted
4400F186A15	MP - HIGH-SPEED COMMUNICATIONS - INSTALLATION - ADDITIONAL PARTIAL PROVISIONS - HONEYWELL GX KA EQUIPMENT AS FURNITURE AND ROCKWELL COLLINS GX JETWAVE KA BAND UNIQUE WIRING AND EQUIPMENT TRAYS - ROCKWELL COLLINS - CSE/SPE	Accepted	Accepted	Accepted	Accepted
4420E895E05	IFE SYSTEM - PARTIAL PROVISIONS FOR IN-FLIGHT ENTERTAINMENT AND CONNECTIVITY SYSTEM MAIN EQUIPMENT - 737 MAX	Accepted	Accepted	Accepted	Accepted
4435E526E63	HIGH-SPEED COMMUNICATIONS - STRUCTURAL PROVISIONS - TRI-BAND RADOME	Accepted	Accepted	Accepted	Accepted
4435E837C84	HIGH-SPEED COMMUNICATIONS - TRI-BAND RADOME INSTALLATION - WHITE COLOR (BAC 7945)	Accepted	Accepted	Accepted	Accepted
4435E861A83	HIGH-SPEED COMMUNICATIONS - PARTIAL PROVISIONS FOR KU/KA-BAND OFFBOARD CONNECTIVITY SYSTEMS - 737 MAX	Accepted	Accepted	Accepted	Accepted
4435E861A88	HIGH-SPEED COMMUNICATIONS - PARTIAL PROVISIONS FOR CABIN WIRELESS NETWORK SYSTEMS WITH 4 WAPS - 737 MAX	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
4435E926A65	HIGH-SPEED COMMUNICATIONS - GATE-TO-GATE ACTIVATION	-	Accepted	-	Accepted
4435E926B26	HIGH-SPEED COMMUNICATIONS - BROADBAND CONTROL PANEL WITH TWO POSITION SWITCH	-	Accepted	-	Accepted
4435F127A23	HIGH-SPEED COMMUNICATIONS - INSTALLATION - HONEYWELL GX KA EQUIPMENT AS FURNITURE - ROCKWELL COLLINS - CSE/SPE	Accepted	Accepted	Accepted	Accepted
4435F186A96	HIGH-SPEED COMMUNICATIONS - INSTALLATION - ADDITIONAL PARTIAL PROVISIONS - ROCKWELL COLLINS GX JETWAVE KA BAND UNIQUE WIRING AND EQUIPMENT TRAYS	Accepted	Accepted	Accepted	Accepted
4435F186A97	MP - EXTERNAL COMMUNICATION SYSTEM - DELETE - PARTIAL PROVISIONS FOR A GROUND CELLULAR MODEM LOCATED IN THE G4 GALLEY - 737 MAX	Accepted	Accepted	Accepted	Accepted
4435F186B82	HIGH-SPEED COMMUNICATIONS - INSTALLATION - OPERATIONAL SOFTWARE - ROCKWELL COLLINS INC - CSE/SPE	-	Accepted	-	Accepted
4435F186C78	HIGH-SPEED COMMUNICATIONS - INSTALLATION - INSTALL ROCKWELL COLLINS GX JETWAVE KA BAND EQUIPMENT INTO PROVISIONS AND ACTIVATE THE SYSTEM - ROCKWELL COLLINS INC - CSE/SPE	-	Accepted	-	Accepted
4435F186C79	MP - HIGH-SPEED COMMUNICATIONS - INSTALLATION - INSTALL ROCKWELL COLLINS GX JETWAVE KA BAND EQUIPMENT INTO PROVISIONS AND ACTIVATE THE SYSTEM - ROCKWELL COLLINS INC - CSE/SPE	-	Accepted	-	Accepted
4610E526A81	ONBOARD NETWORK SYSTEM - PARTIAL PROVISIONS - GROUND BASED CONNECTIVITY	Accepted	Accepted	Accepted	Accepted
4610E526B92	ONBOARD NETWORK SYSTEM - CELLULAR AND WIFI GROUND BASED CONNECTIVITY - WIRELESS WIDE AREA NETWORK UNIT (WWU) - BFE/SPE	Accepted	Accepted	Accepted	Accepted

SWA-PA-03729-EX A-3		SA-17

BOEING PROPRIETARY

Option	Option Title	1C691	1C692-1C694	1C511-1C513	1C514-1C517
4610E526E60	ONBOARD NETWORK SYSTEM - ACTIVATION OF ONS-ACARS CMU INTERFACE	Accepted	Accepted	Accepted	Accepted
4610E855A25	CREW WIRELESS NETWORK - FORWARD WIRELESS ACCESS POINT (WAP) - PROVISIONS	Accepted	Accepted	Accepted	Accepted
4610E855A26	CREW WIRELESS NETWORK - FORWARD WIRELESS ACCESS POINT (WAP) - INSTALLATION	Accepted	Accepted	Accepted	Accepted
4610F197A70	MP - CREW WIRELESS NETWORK - REVISION - CWLU2 FORWARD WIRELESS ACCESS POINT IN LIEU OF EXISTING CWLU1 FORWARD AND AFT WIRELESS ACCESS POINT PROVISIONS	Accepted	Accepted	Accepted	Accepted
5231A561C54	CARGO DOOR - SOLID SKIN	Accepted	Accepted	Accepted	Accepted
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	Accepted	Accepted	Accepted	Accepted
5352A298A28	RADOME- NORDAM- SFE	Accepted	Accepted	Accepted	Accepted
7200D422A03	CFM LEAP-1B ENGINES - 1B25 RATING	Accepted	Accepted	Accepted	Accepted
7200F278D81	RR 97226-119 - CFM LEAP-1B ENGINES - ENGINE THRUST RATE INCREASE - 1B27 RATING IN LIEU OF 1B25 RATING	-	-	-	Accepted
7200F816A44	RR 97029-296 - REVISION - CFM LEAP-1B ENGINES - 1B28 RATING IN LIEU OF 1B25 RATING	Accepted	Accepted	Accepted	Rejected
7200F816A47	RR 97029-297 - REVISION - CFM LEAP-1B ENGINES - 1B28 RATING IN LIEU OF 1B27 RATING	Rejected	Rejected	-	Accepted
7900-000116	LUBRICATING OIL - MOBIL JET II	Accepted	Accepted	Accepted	Accepted

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BOEING PROPRIETARY

REMARKET AIRCRAFT TECHNICAL ACCEPTANCE AND DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

EXHIBIT B-1 to PURCHASE AGREEMENT
NUMBER PA-03729

Page 1		SA-17
BOEING PROPRIETARY

EXHIBIT B-1

REMARKET AIRCRAFT TECHNICAL ACCEPTANCE AND DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-8 REMARKET AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction and delivery cycle of the Remarket Aircraft that are critical to accomplishing Initial Technical Acceptance (defined in Article 3.1 below), Final Technical Acceptance (defined in Article 3.6 below), and Delivery (as defined below) of the Reconfigured Remarket Aircraft, and ensuring a positive experience for both parties. This Exhibit B-1 documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

    Boeing and Customer acknowledge that each Remarket Aircraft is built and will be delivered to Customer based on terms specified in Letter Agreement No. SWA-PA-03729-LA-2100594 entitled “737-8 Remarket Aircraft” (Remarket Aircraft Letter Agreement). Boeing has manufactured the Remarket Aircraft as described in their respective As-Built Configurations, as that term is defined in the Remarket Aircraft Letter Agreement and the applicable Exhibit A to the Purchase Agreement.

Following Customer’s Initial Technical Acceptance of the Remarket Aircraft in their respective As-Built Configurations, Boeing will manage the Reconfiguration of the Remarket Aircraft to the Delivery Configuration, as each term is defined in the Remarket Aircraft Letter Agreement. Customer’s Delivery Configuration, once finalized, will be described and incorporated into the Purchase Agreement as Exhibit A documents by way of supplemental agreement.

Upon the completion of the Reconfiguration to conform to the Delivery Configuration, the reconfigured Remarket Aircraft (Reconfigured Remarket Aircraft) will be presented for final inspection and Final Technical Acceptance and Delivery to Customer by Boeing in conformance with the Purchase Agreement.

1.GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the scheduled Initial Technical Acceptance and/or Delivery with respect to obtaining certain government issued documentation.
1.1Airworthiness and Registration Documents. Boeing and Customer agree that the registration number provided by Customer shall be utilized for each Remarket Aircraft for the process of aircraft certification. Not later than six (6) months prior to Initial Technical Acceptance and upon Boeing request, Customer will notify Boeing

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of the registration number to be painted on the side of the Remarket Aircraft. In addition, and not later than three (3) months prior to Initial Technical Acceptance and upon Boeing request, Customer will authorize, by letter to the regulatory authority having jurisdiction, the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Remarket Aircraft. To the extent insufficient time exists between Customer’s purchase of the Remarket Aircraft and the deadlines in this paragraph, Customer will provide the information required as soon as possible following such purchase.
Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard each Remarket Aircraft after Delivery.
1.2Certificate of Sanitary Construction.
1.2.1U.S. Registered Remarket Aircraft. Post modification, Boeing will or will arrange to obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard the Remarket Aircraft after Delivery to Customer.

2.INSURANCE CERTIFICATES.
Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to Delivery, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8.2 of the AGTA.
3.TECHNICAL ACCEPTANCE OF AS-BUILT CONFIGURED REMARKET AIRCRAFT; REMARKET AIRCRAFT REPOSITION.
3.1Schedule Remarket Aircraft for Initial Technical Acceptance. Boeing and Customer shall agree, in advance, on a detailed listing of documents and process steps necessary for initial and final technical acceptance (the Delivery Agenda). In the event that anything in the Delivery Agenda or the Purchase Agreement conflict, the provisions of the Delivery Agenda shall prevail. Each Remarket Aircraft in As-Built Configuration will be available for inspection and an initial technical acceptance by Customer as of the month specified in Letter Agreement No. SWA-PA-03729-LA-1106474R7 entitled “Option Aircraft” of the Purchase Agreement, prior to Reconfiguration (Initial Technical Acceptance), at the Seattle Delivery Center (SDC). Boeing will provide notice of the target date of Initial Technical Acceptance at least forty-five (45) calendar days prior to the scheduled month of Initial Technical Acceptance. Boeing will give Customer at least seven (7) calendar days’ notice of the specific date for review and inspection of the As-Built Configuration of the Remarket Aircraft and will provide the associated technical documents, reports and manuals no later than sixty (60) days prior to the target date. Such reports shall, in addition to other required documentation, include a report on the customer inspection plan (Customer Inspection Report) for the original purchaser of the Remarket Aircraft. At a minimum, the Customer Inspection Report shall include:
3.1.1The areas that were inspected;

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3.1.2The name of the individual conducting the inspection;
3.1.3Details on any inspections that were waived; and
3.1.4Findings and associated corrective actions.

3.2Scope of Initial Inspection. The initial inspection of the Remarket Aircraft shall be equal in scope to that of any other Aircraft under the Purchase Agreement reasonably necessary for Customer to provide its Initial Technical Acceptance in the form substantially similar to Attachment A hereto. Customer recognizes that the Remarket Aircraft are already built and, as a result, not all of the inspection activity that Customer may be accustomed to engaging in during the build process will be available to Customer. Boeing will make reasonable accommodations to provide Customer access for additional inspections as agreed upon.
3.3Delivery Condition Required for Initial Technical Acceptance. The Remarket Aircraft in their As-Built Configuration will be certified by the Federal Aviation Administration (FAA) to the configuration specification described in Exhibit A documents and will conform to Type Certification. Upon Boeing’s presentation of the Remarket Aircraft in the As-Built Configuration, Customer will then provide to Boeing written Initial Technical Acceptance of the As-Built Configuration of each Remarket Aircraft, when:
3.3.1The Remarket Aircraft has the Limited Configuration Revisions incorporated in the As-Built Configuration;
3.3.2The FAA has issued a Standard Airworthiness Certificate for each Remarket Aircraft in its As-Built Configuration;
3.3.3Customer has reviewed, inspected and accepted the technical documents, manuals and Boeing quality reports for each Remarket Aircraft in the As-Built Configuration;
3.3.4Customer has inspected the As-Built Configuration of the Remarket Aircraft;
3.3.5Customer has waived the demonstration flight in accordance with Letter Agreement No. SWA-PA-03729-LA-1106468 entitled “Demonstration Flight Waiver” of the Purchase Agreement; and
3.3.6Customer and Boeing will document any material quality and/or production issues with respect to the As-Built Configuration of the Remarket Aircraft and will execute an Initial Technical Acceptance Commitments Letter. Note that a separate Delivery Commitments Letter will be prepared for the Delivery following completion of Reconfiguration of the Remarket Aircraft to meet the Delivery Configuration.
3.4Re-location of the Remarket Aircraft to the Reconfiguration Site Following Initial Technical Acceptance of the Remarket Aircraft by Customer. Following Customer’s Initial Technical Acceptance, Boeing may, at its discretion, reposition the Remarket Aircraft to the MRO (as defined in the Remarket Aircraft Letter Agreement) that will perform the Reconfiguration. Reconfiguration of the Remarket Aircraft shall be

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performed with the goal of allowing sufficient time for (a) Customer to conduct the Final Technical Acceptance, (b) the MRO to address and/or remediate quality issues related to the Reconfiguration, and (c) Customer to take Delivery of the Remarket Aircraft during the Delivery Month noted in to Letter Agreement No. SWA-PA-03729-LA-1106474R7 entitled “Option Aircraft“, Attachment 1-A. As part of Reconfiguration activities, and to facilitate delivery, all changes to part numbers and serial numbers shall be communicated to Customer as they occur in a mutually acceptable format and timing.
3.5Scope of Final Inspection. The final inspection of the Remarket Aircraft shall be limited to an inspection of the Reconfiguration work performed; provided, however, (i) that, if during the Reconfiguration, and in order to accomplish the Reconfiguration work, there are areas affected beyond those that would normally be accessed or which were previously closed, during original production and/or (ii) if any areas of the Remarket Aircraft that are inspected by Customer for Aircraft were not inspected during original production, subject to Section 3.2, Customer shall be entitled to inspect those additional areas to ensure they comply with the Initial Technical Acceptance.
3.6Final Technical Acceptance. The Remarket Aircraft, in their respective Delivery Configuration shall be made available for a final inspection and technical acceptance of the Reconfiguration work (the Final Technical Acceptance) at the MRO.
3.7Delivery Condition Required for Final Technical Acceptance. Each Remarket Aircraft shall have incorporated all Service Bulletins related to the Reconfiguration, with the touch-labor and work performed as required for completion of the Reconfiguration into the Delivery Configuration. Boeing shall provide Customer with preliminary delivery documents in advance as is customary for Customer’s Aircraft and final, updated versions of the delivery documents shall be provided at Final Technical Acceptance. All documents shall be provided in the same format as is customary for delivery of Customer’s Aircraft. Customer will provide to Boeing written Final Technical Acceptance of the Remarket Aircraft, when:
3.7.1Customer has reviewed, inspected and accepted the Remarket Aircraft’s updated technical documents, manuals and quality reports, as well as an updated weight and balance manual to capture the Remarket Aircraft in its Delivery Configuration. All technical documents and manuals shall be in a post-modification configuration and as applicable, shall possess unique Customer Effectivity Codes.
3.7.2Customer has reviewed and accepted, such acceptance shall not be unreasonably withheld, any Maintenance Review Board and/or Significant Rework Log repairs that were completed during production and/or Reconfiguration.
3.7.3Customer has inspected and accepted the Reconfigured Remarket Aircraft after a post-Reconfiguration functional check flight (Functional Check Flight).

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3.7.3.1If delivery will not occur at the MRO, the Functional Check Flight will be conducted, unless otherwise agreed by the Parties, during the repositioning flight from the MRO to the site of delivery. The Parties agree that the purpose and intent of the Functional Check Flight is to ensure that the functionality of the Remarket Aircraft complies with the Initial Technical Acceptance and the Delivery Configuration. The Remarket Aircraft shall not be flown after the Functional Check Flight without the explicit, prior agreement of Customer.
3.7.3.2Upon completion of the Functional Check Flight, Boeing will address any flight squawks encountered during the Functional Check Flight and Customer will be provided an opportunity to inspect the Remarket Aircraft, in the form of a walk around. Boeing will ensure that all flight squawks and new issues identified by the walk around will be addressed prior to transfer of title.
3.7.3.3Customer will complete its Final Technical Acceptance inspections at the MRO prior to the Functional Check Flight, and Boeing will likewise ensure that all repairs identified during said inspections will be completed prior to the Functional Check Flight or a repositioning flight.
3.7.4Customer and Boeing have documented any material quality and/or production issues with respect to the post-Reconfiguration Configuration of the Remarket Aircraft and executed a Final Technical Acceptance Commitments Letter (A separate Delivery Commitments Letter will be prepared for the Delivery following completion of changes to meet the Delivery Configuration).

3.8Repositioning Upon completion of the Reconfiguration of the Remarket Aircraft, if the Completed Remarket Aircraft will be stored prior to Delivery, Boeing may reposition the Aircraft from the MRO to a storage location and possibly reposition again to support Customer’s Final Technical Acceptance and Delivery.

4.FINAL TECHNICAL ACCEPTANCE AND DELIVERY ACTIONS BY BOEING.
4.1Schedule of Inspections. All FAA, Boeing, Customer and, if required, CBP inspections will be scheduled by Boeing for completion prior to Delivery of the Remarket Aircraft. Customer will be informed of such schedules.
4.2Schedule of Demonstration Flights. All FAA demonstration flights will be scheduled by Boeing for completion prior to Delivery. [***]

4.3[***]

4.4Delivery Papers, Documents and Data. Boeing will have available at the time of Delivery, as the case may be, certain delivery papers, documents and data for

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execution and delivery. Such documents shall include, but not be limited to, a maintenance release from the MRO evidencing the airworthiness of the Remarket Aircraft and a post-modification letter verifying that the Air Traffic Control transponder and altimeter system comply with FAA regulations. If the Remarket Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of Delivery of the Remarket Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Remarket Aircraft from Boeing to Customer.
4.5Delegation of Authority. Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with Delivery of the Completed Remarket Aircraft.
4.6Aircraft Flight Log. Boeing will provide the Remarket Aircraft flight log for repositioning flights where Boeing provides flight crew personnel.

5.ADDITIONAL DELIVERY ACTIONS BY CUSTOMER.
5.1Aircraft Radio Station License. At Delivery Customer will provide its radio station license to be placed on board the Reconfigured Remarket Aircraft following Delivery.
5.2Delegation of Authority. Customer will present to Boeing at Delivery of the Remarket Aircraft an original or certified copy of Customer's delegation of authority designating and authorizing certain persons to act on its behalf in connection with the Delivery.
5.3TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the post-Delivery repositioning flight depending on Customer’s en-route stop(s) and destination unless the Customer already has a TSA-approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the delivery location.
5.4Electronic Advance Passenger Information System. Should the post-Delivery repositioning flight of a Remarket Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with CBP in order to file for departure.

ATTACHMENT A TO EXHIBIT B-1

SWA-PA-03729-EX B-1		SA-17

BOEING PROPRIETARY

CERTIFICATE OF INITIAL TECHNICAL ACCEPTANCE

BOEING MODEL 737-8

Southwest Airlines Co.

1.	REMARKET AIRCRAFT IDENTIFICATION
	REGISTRATION IDENTIFICATION NO.:	<RegNo>
	BLOCK NO.:	<Block>
	MANUFACTURER'S SERIAL NO.:	<MSN>
<EngMfg> <EngModel> ENGINE SERIAL NOS.:

POSITION #1	POSITION #2
<EngMSN1>	<EngMSN2>
2.REMARKET AIRCRAFT INSPECTION
INSPECTED AT: The State of <DeliveryLocation>

DATE: ___________________ TIME___________________

Southwest Airlines Co. does hereby acknowledge and agree that the above described Remarket Aircraft together with all equipment installed therein and documents related thereto has been inspected by Southwest Airlines Co. to its satisfaction except as noted below, as applicable, and that the Remarket Aircraft complies with the provisions of Purchase Agreement No. 03729 dated December 13, 2011, as amended and supplemented relevant to the Remarket Aircraft, and Southwest Airlines Co. hereby technically accepts such Remarket Aircraft.

EXECUTED this _____ day of <DelMonthYear>.

SOUTHWEST AIRLINES CO.

Signature

SWA-PA-03729-EX B-1		SA-17

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Printed name

Title

Exceptions to Technical Acceptance

SWA-PA-03729-EX B-1		SA-17

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207
SWA-PA-03729-LA-2100594R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    737-8 Remarket Aircraft

Reference:    a) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to models 737-8 and 737-7 aircraft (Aircraft).
b) Letter Agreement No. SWA-PA-03729-LA-2100700R1 entitled “Remarket Aircraft - Configuration Matters” (Remarket Aircraft – Configuration Matters Letter Agreement) to the Purchase Agreement relating to the purchase of model 737-8 Remarket Aircraft.

    This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement and governs Customer’s purchase of sixty (60) remarket Boeing model 737-8 Aircraft with CFMI engines (Remarket Aircraft), under the terms and conditions described in this Letter Agreement and the Purchase Agreement. All capitalized terms which are not otherwise defined herein shall have the definitions specified in the Purchase Agreement and other letter agreements specifically addressing the Remarket Aircraft.

    This Letter Agreement incorporates in the Purchase Agreement those terms applicable only to the Remarket Aircraft. Except as expressly amended by the terms of this Letter Agreement, Remarket Aircraft are in all other respects “Aircraft” under the terms of the Purchase Agreement.

    [***]

    [***]

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    [***]

1.    [***]

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2.    [***]

3.    [***]

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4.    [***]

5.    [***]

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6.    Miscellaneous.

    [***]

7.    [***]

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8.    Assignment.

Notwithstanding any other provisions of the Purchase Agreement to the contrary, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Remarket Aircraft and the Replacement Aircraft and cannot be assigned in whole or in part.

9.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Remarket Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

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Very truly yours,

THE BOEING COMPANY

By	/s/ Carson J. May
Name	Carson J. May

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 3, 2022

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Name	Chris Monroe

Its	SVP Finance and Treasurer

SWA-PA-03729-LA-2100594R1		SA-17

BOEING PROPRIETARY

SWA-PA-03729-LA-2100700R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    Remarket Aircraft – Configuration Matters

References:    a) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to models 737-8 and 737-7 aircraft (Aircraft); and

b) Letter Agreement No. SWA-PA-03729-LA-2100594R1 entitled “737-8 Remarket Aircraft” (737-8 Remarket Aircraft Letter Agreement) to the Purchase Agreement relating to the purchase of model 737-8 Remarket Aircraft.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Additional Delivery Configuration Revisions.
1.1The As-Built Configurations (which will include the Limited Configuration Revisions and As-Installed SPE/BFE, each as described in the 737-8 Remarket Aircraft Letter Agreement) for the Remarket Aircraft are described in the applicable Exhibit A to the Purchase Agreement shall be provided at least sixty (60) days prior to the target date for Initial Technical Acceptance. At Initial Technical Acceptance, Boeing will present each Remarket Aircraft to Customer in the respective As-Built Configuration for inspection and acceptance prior to Reconfiguration (as described in the 737-8 Remarket Aircraft Letter Agreement).
1.2 Following Initial Technical Acceptance by Customer of a Remarket Aircraft in its As-Built Configuration, Boeing will effect the Reconfiguration of such Remarket Aircraft into the Delivery Configuration, subject to minor, aesthetic and part-number differences between the Delivery Configuration of the Remarket Aircraft and the configuration of other Aircraft covered by the Purchase Agreement. Customer shall have the right to refuse any deviation or non-routine repair that would result in a change to the Customer’s maintenance program Once established by the Parties, the Delivery Configuration will be ultimately be defined for each Remarket Aircraft in an Exhibit A to the Purchase Agreement and incorporated into the Purchase Agreement by way of a supplemental agreement.

BOEING PROPRIETARY

1.3[***]

Boeing and Customer will consult together with regard to (i) the master kit changes required in the Change Proposal Packages for Reconfiguration of the Remarket Aircraft to the Delivery Configuration, and (ii) Customer’s BFE required from Customer for certification of each Remarket Aircraft in the Delivery Configuration (Configuration Coordination).
1.3.1Following the Configuration Coordination, Customer will have the opportunity to i) review the detailed descriptions in the Change Proposal Packages and/or ii) meet with Boeing to discuss and amend, as required, the Change Proposal Packages. Such review and/or meeting will not cause a delay to the acceptance timing of the Change Proposal Packages
1.3.2The Change Proposal Package for each Remarket Aircraft will be provided to Customer within thirty (30) days of the Configuration Coordination. Customer will provide acceptance within thirty (30) days of the receipt of the Change Proposal Package.
1.3.3For each Remarket Aircraft, Customer will provide a shipset of Customer’s BFE to Boeing, at the MRO selected to do the Reconfiguration of a Remarket Aircraft, for installation on and certification of the Delivery Configuration of each Remarket Aircraft. Boeing will provide the BFE on-dock dates as referenced in My Boeing Fleet (MBF).
1.3.4The Parties will work together to finalize the respective Delivery Configuration of each Remarket Aircraft, and each Delivery Configuration will be incorporated into the Purchase Agreement as Exhibit A-3 entitled “737-8 Remarket Aircraft Configuration”, with references to each Remarket Aircraft by manufacturer’s serial number (MSN).
1.3.5The Change Proposal Packages, once accepted and incorporated into the Purchase Agreement, will [***]

1.4The Parties agree to cooperate in good faith during the Configuration Coordination so that a mutually agreeable Delivery Configuration can be reached. Any delay in Customer’s acceptance of the Change Proposal Package may affect the schedule for induction of such Remarket Aircraft’s induction into the reconfiguration process and Boeing reserves the right to adjust the scheduled delivery date based on such delay in acceptance due to Customer.

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2.[***]

3.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Remarket Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

SWA-PA-03729-LA-2100700R1		SA-17

BOEING PROPRIETARY

THE BOEING COMPANY

By	/s/ Carson J. May
Name	Carson J. May

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 3, 2022

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Name	Chris Monroe

Its	SVP Finance and Treasurer

SWA-PA-03729-LA-2100700R1		SA-17
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